EXHIBIT 32.1


           CERTIFICATIONS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Lexington Resources Inc. (the "Company") on Form 10-KSB/A for fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Grant R. Atkins, Chief Executive Officer of the Company, and Vaughn Barbon,
Chief Financial Officer of the Company, each certifies for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 25, 2005                  By:  /s/ GRANT R. ATKINS
                                               _______________________
                                               Grant R. Atkins
                                               Chief Executive Officer



Dated: July 25, 2005                  By:  /s/ VAUGHN BARBON
                                               _______________________
                                               Vaughn Barbon,
                                               Chief Financial Officer






A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO LEXINGTON RESOURCES INC. AND WILL BE RETAINED BY LEXINGTON RESOURCES INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.